ANNUAL REPORT

Maxus Equity Fund

December 31, 1999

Dear Shareholders:

For all of 1999 the Maxus family of mutual funds continued their exceptional performance relative to the appropriate market indices. In one of the most difficult years ever for both value and income managers, the Maxus Funds demonstrated that hard work, perseverance and the right mix of opportunities pays off.

Leading our effort in absolute performance was the Maxus Laureate Fund with a 50.66% percentage gain. Especially unique features of this Fund include a market timing component intended not only to enhance investment portfolio returns, but to partially protect these profits during significant market declines. The major focus of the Maxus Laureate Fund is to invest in those areas of the international marketplace defined by significant money inflows. In 1999, the major themes included domestic technology and the Japanese economy.

The Maxus Aggressive Value Fund posted a return of 21.27% for all of 1999, far eclipsing competing funds with similar objectives. The focus of this Fund is value companies in the micro-cap marketplace, i.e. small companies with solid balance sheets and marketing opportunities for their products and services. I believe the next three to five years will demonstrate that today’s prices represent exceptional bargains.

The Maxus Equity Fund produced a 12.98% return for 1999, far ahead of the 5.94% return of the Lipper Multi-Cap Value Index, an index of mutual funds with similar objectives. In keeping with the Maxus value style, the Maxus Equity Fund seeks out investments in companies whose underlying business value far exceeds its current market value. The operative rule of thumb is based upon what we believe an acquirer would be willing to pay, in cash, for the entire company.

In the worst year ever in the bond market, the Maxus Income Fund managed to outperform most of its competition with a total return, albeit a negative one, of -5.73%. More importantly, however, the Fund repositioned its portfolio to take advantage of overly depressed prices in hybrid debt securities and lock in higher rates of return. The strategy is paying off through an increased dividend for 2000 and exceptional performance relative to the Ryan Index of Government bonds.

The Maxus Ohio Heartland Fund had a negative total return of -11.03%, reflecting the difficult marketplace for not only so called old economy companies headquartered in Ohio, but for the value style in general. In what seems to me to be an ironic twist on this concept, the very existence of the technologically based new internet economy, is to produce greater productivity and increased standards of living so that people can buy more of the old economy products like cars, stereos and vacation homes.

In fact, what drives the business models of the new economy is mostly perception. The internet will definitely change the way business and commerce are conducted, and the end result will benefit consumers and the economy for years to come. But in an environment intended to essentially "commoditize" the products and services it offers, most publicly traded dot.coms have very little chance of ever making money, and virtually no chance at all of surviving.

The Microsofts, Ciscos and dells have a much better shelf life since they extract the price of admission to the internet. Essentially, the only expenditures needed to access the new economy (computers, software and infrastructure) are provided by these giants of the 21st century. The major issue with which investors must grapple in the months ahead is what price to pay for 15% to 20 % annual growth. No businessman I know would pay $10 million to buy an entire company earning $100,000 (1%) with the prospect (not even the assurance) or earning $200,000 (2%) five years hence. Yet many have no problem owning the shares public companies with these multiples and growth prospects and discarding others producing 25% to 35% free cash annually.

Much has changed. No longer can we depend on the old way of doing things, except perhaps in the way money is ultimately made. Playing the market and knowing when to get out might prove for some to be the way to wealth (I must admit I have at times engaged in this endeavor). But the only sure way of getting there , to paraphrase Warren Buffet, is investing in growing companies with good management at a "fair price."

Sincerely,

Richard Barone

Maxus Equity Fund

		SCHEDULE OF INVESTMENTS
		December 31, 1999

SHARES / PRINCIPAL AMOUNT		MARKET VALUE	% ASSETS

	COMMON STOCKS

	Basic Materials
42,500	A. Schulman	693,281
105,600	Ethyl	415,800
30,000	Great Lakes Chemical	1,145,625
60,000	National Steel Class B	446,250
5,000	NCH Corp	222,813
100,000	RPM Inc	1,018,750
		3,942,519	9.75%

	Capital Goods
80,000	Agco	1,075,000
24,500	Borg Warner	992,250
80,500	Checkpoint Systems*	820,094
50,000	Fairchild Corp Class A*	453,125
40,000	Goodrich, (B.F.)	1,100,000
30,000	Harris	800,625
20,000	Ionics*	562,500
50,000	Sensormatic Electronics*	871,875
29,900	Stoneridge*	461,581
40,000	Timken	817,500
		7,954,550	19.67%

	Communication Services
80,000	Citizens Utilities*	1,135,000	2.81%

	Consumer Products
30,000	American Business Products	350,625
100,000	Officemax*	550,000
40,000	Pactiv*	425,000
143,500	Petsmart*	825,125
100,000	Pier One Imports	637,500
20,000	Saks*	311,250
		3,099,500	7.67%

	Energy
40,000	Apache	1,477,500
35,000	Kansas City Power & Light	772,188
		2,249,688	5.56%

	Entertainment
60,000	Mirage Resorts*	918,750	2.27%

	Financials
15,000	American Express	2,493,750
20,000	Bank One	641,250
50,000	First American Financial	621,875
30,000	Firstar	633,750
20,000	Lehman Brothers Holdings	1,693,750
17,000	National City	402,687
		6,487,062	16.04%

	Healthcare
30,000	Becton Dickinson	802,500
20,000	Bergen Brunswig	166,250
19,000	Invacare	381,187
40,000	Steris*	412,500
		1,762,437	4.36%

	Technology
10,000	Cable Design Technologies*	230,000
25,000	LSI Logic*	1,687,500
50,000	Silicon Valley Group*	887,500
		2,805,000	6.94%

	Real Estate
30,500	Boykin Lodging	333,594
100,000	Developers Diversified Realty	1,287,500
10,000	Public Storage	226,875
50,000	Saint Joe	1,215,625
		3,063,594	7.58%

	Wholesale Distribution
100,000	Pioneer Standard Electronics	1,443,750	3.57%

	TOTAL FOR COMMON STOCKS	34,861,850	86.22%

	CONVERTIBLE PREFERRED STOCKS
10,000	Chiquita Brands $2.88	195,000
30,000	Glenborough Realty $1.94	418,125
		613,125	1.52%

	CLOSED END EQUITY FUNDS
36,000	Emerging Markets Infrastructure	405,000
40,000	First Financial	307,500
		712,500	1.76%

	US GOVERNMENT SECURITIES
2,000,000	U.S.Treasury Strips 5-15-00	1,960,880
2,000,000	U.S.Treasury Strips 8-15-00	1,928,260
		3,889,140	9.62%

	CASH EQUIVALENTS
605,947	Firstar Treasury Fund 4.51%	605,947	1.50%

	TOTAL INVESTMENTS (Cost -$32,419,337)	40,682,562	100.62%

	OTHER ASSETS LESS LIABILITIES	(251,058)	-0.62%

	NET ASSETS - EQUIVALENT	40,431,504	100.00%

	* - Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Equity Fund	December 31, 1999

Equity
Fund
Assets:
Investment Securities at Market Value	40,682,562
(Identified Cost - $32,419,337)
Cash	267,749
Receivables:
Dividends and interest receivable	115,514
Receivable for shareholder purchases	34,058
Total Assets	41,099,883

Liabilities:
Payable for investment securities purchased	482,256
Payable for shareholder redemptions	77,836
Accrued Expenses	108,287
Total Liabilities	668,379
Net Assets	40,431,504

Net Assets Consist Of:
Capital Paid In	32,187,390
Accumulated Undistributed Net Investment Income	6,121
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(25,232)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	8,263,225
Net Assets	40,431,504

Net Assets:
Investors Shares	39,885,167
Institutional Shares	546,337
Total	40,431,504

Shares of capital stock
Investors Shares	2,280,499
Institutional Shares	31,191
Total	2,311,690

Net asset value per share
Investors Shares	$ 17.49
Institutional Shares	$ 17.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Equity Fund	December 31, 1999

Equity
Fund
Investment Income:
Dividend income	$ 854,801
Interest income	536,501
Total Income	1,391,302
Expenses:
Investment advisory fees (Note 2)	472,564
Distribution fees (Investor shares)	235,565
Distribution fees (Institutional shares)	-
Transfer agent fees/Accounting and Pricing	42,065
Custodial fees	27,087
Registration and filing fees	18,266
Audit	16,800
Printing	16,418
Legal	15,294
Trustee fees	4,600
Miscellaneous	13,828
Total Expenses	862,487

Net Investment Income (Loss)	528,815

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	563,351
Distribution of Realized Capital Gains from other Investment Companies	-
Unrealized Appreciation (Depreciation) on Investments	4,639,730
Net Realized and Unrealized Gain (Loss) on Investments	5,203,081

Net Increase (Decrease) in Net Assets from Operations	$ 5,731,896

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Equity Fund		December 31, 1999

	Maxus Equity Fund
	01/01/99 to 12/31/99	01/01/98 to 12/31/98
From Operations:
Net Investment Income	528,815	639,647
Net Realized Gain (Loss) on Investments	563,351	1,618,637
Net Unrealized Appreciation (Depreciation)	4,639,730	(7,245,146)
Increase (Decrease) in Net Assets from Operations	5,731,896	(4,986,862)

Distributions to investor shareholders:
Net Investment Income	(519,250)	(637,270)
Net Realized Gain (Loss) from Security Transactions	(555,639)	(1,618,358)

Distributions to institutional shareholders:
Net Investment Income	(7,705)	-
Net Realized Gain (Loss) from Security Transactions	(7,508)	-
Change in net assets from distributions	(1,090,102)	(2,255,628)

From capital share Investor transactions:
Proceeds from sale of shares	4,962,583	23,163,590
Dividend reinvestment	1,011,737	2,112,247
Cost of shares redeemed	(24,005,375)	(20,391,502)

From capital share Institutional transactions:
Proceeds from sale of shares	526,872	-
Dividend reinvestment	15,213	-
Cost of shares redeemed	(8)	-
Change in net assets from capital transactions	(17,488,978)	4,884,335
Change in net assets	(12,847,184)	(2,358,155)

Net Assets:
Beginning of period	53,278,688	55,636,843
End of period (including accumulated undistributed net	40,431,504	53,278,688
investment income of $6,121 and $4,261, respectively)

Investor share transactions:
Issued	289,762	1,342,925
Reinvested	59,619	133,559
Redeemed	(1,415,011)	(1,181,713)
Net increase (decrease) in shares	(1,065,630)	294,771
Shares outstanding beginning of period	3,346,129	3,051,358
Shares outstanding end of period	2,280,499	3,346,129

Institutional share transactions:
Issued	30,296	-
Reinvested	895	-
Redeemed	-	-
Net increase (decrease) in shares	31,191	-
Shares outstanding beginning of period	-	-
Shares outstanding end of period	31,191	-

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Equity Fund				Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

	01/01/99	01/01/98	01/01/97	01/01/96	01/01/95
	to	to	to	to	to
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net Asset Value -
Beginning of Period	15.92	18.23	16.00	14.57	12.95
Net Investment Income	0.19	0.20	0.15	0.27	0.30
Net Gains or Losses on Securities
(realized and unrealized)	1.86	(1.80)	4.33	2.50	2.60
Total from Investment Operations	2.05	(1.60)	4.48	2.77	2.90
Distributions
Net investment income	(0.23)	(0.20)	(0.15)	(0.27)	(0.27)
Capital gains	(0.25)	(0.51)	(2.10)	(1.07)	(1.01)
Return of capital	-	-	-	-	-
Total Distributions	(0.48)	(0.71)	(2.25)	(1.34)	(1.28)
Net Asset Value -
End of Period	$ 17.49	$ 15.92	$ 18.23	$ 16.00	$ 14.57

Total Return	12.93%	-8.74%	28.16%	19.13%	22.43%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	39,885	53,279	55,637	38,765	31,576
Ratio of expenses to average net assets	1.83%	1.80%	1.87%	1.90%	1.96%
Ratio of net income to average net assets	1.12%	1.15%	1.80%	1.71%	2.01%
Portfolio turnover rate	78%	118%	89%	111%	173%

				Institutional Shares

	01/01/99	2/1/98**
	to	to
	12/31/99	12/31/98
Net Asset Value -
Beginning of Period	15.92	15.92
Net Investment Income	0.25	-
Net Gains or Losses on Securities
(realized and unrealized)	1.86	-
Total from Investment Operations	2.11	-
Distributions
Net investment income	(0.26)	-
Capital gains	(0.25)	-
Return of capital	-	-
Total Distributions	(0.51)	-
Net Asset Value -
End of Period	$ 17.52	$ 15.92

Total Return	13.26%	0.00%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)	546	0
Ratio of expenses to average net assets	1.33%	1.30%*
Ratio of net income to average net assets	1.62%	1.65%*
Portfolio turnover rate	78%	118%*

*annualized
**commencement of operations

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
MAXUS EQUITY FUND
DECEMBER 31, 1999

1.) Significant Accounting Policies

The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated July 12, 1989. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities. Significant accounting policies of the Fund are presented below:

Security Valuation

The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

security transaction timing

Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.) Investment Advisory Agreement

The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

3.) Related Party Transactions

Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $472,564 in investment advisory fees during the fiscal year ending December 31, 1999. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund’s shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was reimbursed $235,565 for distribution expenses. Resource Management, Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $42,065 for services rendered to the Fund for the fiscal year ending December 31, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $277,638 for the fiscal year ending December 31, 1999.

Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.) Capital Stock And Distribution

At December 31, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $32,187,390.

Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.) Purchases and Sales of Securities

During the fiscal year ending December 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $34,231,461 and $45,305,083 respectively. Purchases and sales of U.S. Government obligations aggregated $3,826,360 and $7,992,180 respectively.

6.) Security Tranactions

For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
9,788,008	(1,524,783)	8,263,225

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
Maxus Equity Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Equity Fund, including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Equity Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 20, 2000

Investment Adviser
Maxus Asset Management, Inc.
1301 East Ninth Street
Cleveland, OH 44114

Transfer Agent
Mutual Shareholder Services, LLC.
1301 E. 9th St., Suite 1005
Cleveland, OH 44114

Custodian
Firstar Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Legal Counsel
Benesch, Friedlander, Coplan & Aronoff
2300 BP America Building
200 Public Square
Cleveland, OH 44114

Auditors
McCurdy & Associates, CPA’s, Inc.
27955 Clemens Road
Westlake, OH 44145

Board of Trustees
Denis J Amato
Richard A Barone
Kent W Clapp
Steven M Kasarnich
Joseph H Smith
Burton D Morgan
Michael A Rossi